UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2023 (May 3, 2023)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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200 Oceangate, Suite 100,	Long Beach,	California	90802
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MOH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 3, 2023, Molina Healthcare, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Stockholders. At the meeting, a total of 54,488,955 shares were voted, representing 93.51% of the 58,268,825 shares outstanding as of the March 8, 2023 record date.
With regard to Proposal No. 1, all nine nominated directors were elected to hold office until the 2024 annual meeting. The stockholders voted as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Barbara L. Brasier	51,827,981	611,878	9,925	2,039,171
Daniel Cooperman	51,930,894	508,425	10,465	2,039,171
Stephen H. Lockhart	52,107,234	332,085	10,465	2,039,171
Steven J. Orlando	47,950,332	4,488,986	10,466	2,039,171
Ronna E. Romney	45,327,441	7,110,442	11,901	2,039,171
Richard M. Schapiro	52,109,495	329,731	10,558	2,039,171
Dale B. Wolf	47,129,808	5,309,971	10,005	2,039,171
Richard C. Zoretic	52,110,859	329,023	9,902	2,039,171
Joseph M. Zubretsky	51,975,877	462,671	11,236	2,039,171
With regard to Proposal No. 2 for the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for 2023, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,548,396	7,888,118	13,270	2,039,171
With regard to Proposal No. 3 for the approval of the frequency of a non-binding advisory vote of the stockholders on the compensation of our named executive officers, the stockholders voted as follows:

One Year	Two Years	Three Years	Abstentions
51,720,836	6,859	708,345	13,744
With regard to Proposal No. 4 for the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023, the stockholders voted as follows:

Votes For	Votes Against	Abstentions
52,159,920	2,320,473	8,562

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	May 5, 2023	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary